Exhibit 99.1

FOR IMMEDIATE RELEASE

MasterCraft Agrees to Sell Merritt Island Boat Manufacturing Plant

VONORE, Tenn. - September 12, 2024 - MasterCraft Boat Holdings, Inc. (NASDAQ: MCFT) (the “Company”), today announced that it has entered into an agreement to sell its boat manufacturing plant located in Merritt Island, Florida. As previously announced, the Company held the facility for open market sale following its agreement to transfer the rights to its Aviara brand to a third party.

Brad Nelson, Chief Executive Officer, commented, “We are pleased to announce the sale of our Aviara manufacturing property and facilities to RMI Holdings, Inc., the parent company of Regal Boats. We deeply appreciate the opportunity to transact with a great local boating partner, which we anticipate will continue the rich heritage of boat building in the Merritt Island community.”

Nelson continued, “The cash proceeds from the transaction further add to our strong financial position, which has provided us with the flexibility to pursue our strategic initiatives, which is focused on extending our leadership position in our MasterCraft, Crest and Balise brands, optimizing our cost structure and directing resources towards other long-term initiatives.”

The transaction remains subject to customary closing conditions and is expected to be completed in our fiscal second quarter.

About MasterCraft Boat Holdings, Inc.

Headquartered in Vonore, Tenn., MasterCraft Boat Holdings, Inc. (NASDAQ: MCFT) is a leading innovator, designer, manufacturer and marketer of recreational powerboats through its three brands, MasterCraft, Crest and Balise. For more information about MasterCraft Boat Holdings, and its three brands, visit: Investors.MasterCraft.com, www.MasterCraft.com, www.CrestPontoonBoats.com, and www.BalisePontoonBoats.com.

Forward-Looking Statements

This press release includes forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Forward-looking statements can often be identified by such words and phrases as “believes,” “anticipates,” “expects,” “intends,” “plans”, “estimates,” “may,” “will,” “should,” “continue” and similar expressions, comparable terminology or the negative thereof, and include statements in this press release concerning the sale of our Aviara manufacturing facility, including the timing and impact on our go-forward business.

Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to: the potential effects of supply chain disruptions and production inefficiencies, general economic conditions, demand for our products, inflation, changes in consumer preferences, competition within our industry, our ability to maintain a reliable network of dealers, our ability to manage our manufacturing levels and our fixed cost base, the successful introduction of our new products, geopolitical conflicts, such as the conflict between Russia and Ukraine and the conflict in the Gaza Strip and general unrest in the Middle East, and financial institution disruptions. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2024, filed with the Securities and Exchange Commission (the “SEC”) on August 30, 2024, could cause actual results to differ materially from those indicated by the forward-looking statements. The discussion of these risks is specifically incorporated by reference into this press release.

Any such forward-looking statements represent management's estimates as of the date of this press release. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release. We undertake no obligation (and we expressly disclaim any obligation) to update or supplement any forward-looking statements that may become untrue or cause our views to change, whether because of new information, future events, changes in assumptions or otherwise. Comparison of results for current and prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Investor Contact:

MasterCraft Boat Holdings, Inc.

John Zelenak

Manager of Treasury & Investor Relations

Email: investorrelations@mastercraft.com

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